UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2014

                        Commission File Number: 000-55023


                                   ZLATO INC.
             (Exact name of registrant as specified in its Charter)

           Nevada                                                 46-3883208
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                   Mlynska 28, 040 01 Kosice, Slovak Republic
               (Address of principal executive offices) (Zip Code)

                                  646-875-5747
              (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former name, former address, and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On May 12, 2014, the Board of Directors (the "Board") of Zlato Inc. (the "Company") approved the dismissal of Goldman Accounting Services, CPA, PLLC ("Goldman") as the Company's independent registered public accounting firm. Goldman was initially engaged by the Company on March 22, 2013.

The reports of Goldman regarding the Company's balance sheet as of March 31, 2013 and the statements of operations, stockholders' deficit and cash flows for the years then ended and for the period from February 25, 2013 (inception) through March 31, 2013, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Goldman, however, stated that there is substantial doubt about the Company's ability to continue as a going concern.

From the period as of, and from, February 25, 2013 (inception) through March 31, 2013, and during the subsequent interim periods through the date of resignation, the Company had no disagreement with Goldman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Goldman, would have caused them to make reference thereto in their report on the Company's financial statements for such period from February 25, 2013 (inception) through March 31, 2013. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Goldman a copy of the above disclosures and requested Goldman furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Goldman Accounting's response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 12, 2014, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of PLS CPA's, A Professional Corp. ("PLS"), the Company's new independent registered public accountants, which appointment PLS has accepted on May 12, 2014.

During the two most recent fiscal years and the interim period preceding the engagement of PLS, the Company has not consulted with PLS regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Goldman or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Goldman and therefore did not discuss any past disagreements with PLS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit                            Description
-------                            -----------
 16.1     Letter dated May 14, 2014 from Goldman Accounting Services CPA, PLLC

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 14, 2014                         Zlato Inc.


                                           By: /s/ Dana Gallovicova
                                              ----------------------------------
                                              Dana Gallovicova
                                              Chief Executive Officer

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